STATE STREET CORPORATION AMENDED AND RESTATED 2017 STOCK INCENTIVE PLAN 1. Purpose The purpose of this Amended and Restated 2017 Stock Incentive Plan (the “Plan”) of State Street Corporation, a Massachusetts corporation (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”). The Company’s 2017 Stock Incentive Plan was approved by the Board on February 16, 2017 and was approved by the Company’s shareholders on May 17, 2017. The Plan amends and restates in its entirety the Company’s 2017 Stock Incentive Plan. 2. Eligibility All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly. 3. Administration and Delegation (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. Exhibit 99.1

-2- (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. During such time as the common stock, $1.00 par value per share, of the Company (the “Common Stock”) is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the Board shall appoint one such Committee of not less than two members, each member of which shall be an independent director under applicable stock exchange rules and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. (c) Delegation of Granting and Other Authority. The Board or a Committee may delegate to (1) one or more of its members such of its duties, powers and responsibilities as it may determine; (2) to one or more officers of the Company the power and authority to grant or to allocate, consistent with the requirements of Chapter 156D of the Massachusetts General Laws and subject to such limitations under the Plan or as the Board or the Committee may impose, Awards among such persons (other than to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a- 1(f) under the Exchange Act)) eligible to receive Awards under the Plan as such delegated member or members of the Board or the Committee or officer or officers of the Company determine consistent with such delegation; and (3) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, references in the Plan to the “Board” shall mean the delegate to the extent that the Board’s powers or authority under the Plan have been delegated to such person. (d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 303A.02 of the New York Stock Exchange Listed Company Manual (or any successor rule or any rule under any applicable stock exchange on which shares of Common Stock are traded). 4. Stock Available for Awards (a) Number of Shares; Share Counting. (1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)) for such number of shares of Common Stock as is equal to the sum of: (A) 15,075,000 shares of Common Stock; plus (B) such additional number of shares of Common Stock (up to 28,500,000 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2006 Equity Incentive Plan, as amended (the “2006 Plan”) that remained available for grant under the 2006 Plan immediately prior to the Company’s 2017 Annual Meeting of Shareholders and (y) the number of shares of Common Stock subject to awards granted under the 2006 Plan which awards expire, terminate or are otherwise surrendered, canceled,

-3- forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code). Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. (2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimits contained in Section 4(b): (A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimits contained in Section 4(b); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan; (B) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or (ii) results in any Common Stock not being issued (including as result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards. Further, shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to exercise an Award or to satisfy any tax withholding obligations in accordance with Section 11(d) (including shares retained by the Company from the Award to address such tax obligation) with respect to an Award shall (i) in the case of Awards that are Options or SARs, not be added back to the number of shares of Common Stock available for the future grant of Awards and (ii) in the case of all other types of Awards, be added back to the number of shares of Common Stock available for the future grant of Awards, provided that no more than the number of shares used to satisfy the statutory minimum tax withholding obligation shall be added back to the Plan pursuant to this section 4(a)(2)(B). However, (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits contained in Section 4(b) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and (C) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

-4- (b) Sublimits. Subject to adjustment under Section 10, the following sublimits on the number of shares subject to Awards shall apply: (1) Per-Participant Limits. The maximum number of shares of Common Stock with respect to which Options may be granted to any person in any calendar year and the maximum number of shares of Common Stock subject to SARs granted to any person in any calendar year shall each be 2,000,000, and the maximum number of shares of Common Stock subject to other Awards granted to any person in any calendar year shall be 2,000,000. (2) Limit Applicable to Non-Employee Directors. In any calendar year, the sum of cash compensation paid to any non-employee director for service as a director (“Director Cash Compensation”) and the value of Awards under the Plan made to such non-employee director (calculated based on the grant date fair value of such Awards for financial reporting purposes) (“Director Equity Compensation”) shall not exceed $1,500,000. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For purposes of this Section 4(b)(2), Director Cash Compensation and Director Equity Compensation in any calendar year shall include any amounts or grants that would have been paid or made, as applicable, to a particular non-employee director absent such director’s election to defer such compensation pursuant to any arrangement or plan of the Company permitting deferral of such compensation. (c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code. 5. Stock Options (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable. (b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of State Street Corporation, any of State Street Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory

-5- Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option. (c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall not be less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows: (1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or (2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or (3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise. For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A. The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination. (d) Duration of Options. Subject to the provisions of the Plan, each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years. (e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with

-6- payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise. (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows: (1) in cash or by check, payable to the order of the Company; (2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise; (5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or (6) by any combination of the above permitted forms of payment. (g) Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the canceled option, (3) cancel in exchange for a cash payment

-7- any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the New York Stock Exchange (or any applicable stock exchange on which shares of Common Stock are traded). (h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option. 6. Stock Appreciation Rights (a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date. (b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date. (c) Duration of SARs. Subject to the provisions of the Plan, each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years. (d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board. (e) Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then- current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a

-8- “repricing” within the meaning of the rules of the New York Stock Exchange (or any applicable stock exchange on which shares of Common Stock are traded). (f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. 7. Restricted Stock; RSUs (a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or is settled by the Company (“RSUs”). (b) Terms and Conditions for Restricted Stock and RSUs. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. (c) Stock Certificates; Dividends. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable vesting, forfeiture and / or restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant (or if the Participant has died, to his or her Designated Beneficiary) only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends. (d) Additional Provisions Relating to RSUs. (1) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to

-9- the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A. (2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs. 8. Other Stock-Based Awards (a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. (b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. 9. Performance Awards. (a) Grants. Any Award granted under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”). (b) Performance Measures. For any Performance Award, the Board shall specify that the degree of granting, vesting and/or payout of such Award shall be subject to the achievement of one or more objective performance measures established by the Board, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board (the “Performance Measures”): i) earnings or earnings per share ii) return on equity iii) return on assets iv) return on capital v) cost of capital vi) total stockholder return vii) revenue viii) market share ix) quality/service x) organizational development xi) strategic initiatives (including acquisitions or dispositions) xii) risk control xiii) expense xiv) operating leverage xv) operating fee leverage xvi) capital ratios xvii) liquidity ratios xviii) income xix) comprehensive capital analysis and review (CCAR) xx) other regulatory-related metric xxi) margin xxii) any other measure selected by the Board.

-10- Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Performance Measures: (x) may vary by Participant and may be different for different Awards; and (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board. (c) Adjustments to Performance Measures. The Board may provide that one or more of the Performance Measures applicable to an Award or Awards for such year will be adjusted to reflect events (for example, but without limitation, acquisitions, dispositions, joint ventures or restructurings, expenses associated with acquisitions, dispositions, joint ventures or restructurings, amortization of purchased intangibles associated with acquisitions, impact (dilution and expenses) of securities issuances (debt or equity) to finance, or in contemplation of, acquisitions or ventures, merger and integration expenses, changes in accounting principles or interpretations, changes in tax law or financial regulatory law, impairment charges, fluctuations in foreign currency exchange rates, charges for restructuring or rationalization programs (e.g., cost of workforce reductions, facilities or lease abandonments, asset impairments), one-time insurance claims payments, extraordinary and/or non-recurring items, litigation, regulatory matter or tax rate changes) that affect the applicable Performance Measure. (d) Adjustments to Performance Awards. At any time, the Board may adjust the number of shares payable pursuant to such Performance Award and waive the achievement of the applicable performance measures. (e) Other. The Board shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate. 10. Adjustments for Changes in Common Stock and Certain Other Events (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock

-11- acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. (b) Covered Transactions and Change in Control. (1) Definitions. (i) A “Covered Transaction” shall mean: (A) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert; (B) a sale or transfer of all or substantially all the Company’s assets; or (C) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (A) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer. (ii) A “Change in Control” shall mean: (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (I) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (II) the combined voting power of the then- outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting Securities: (W) any acquisition directly from the Company, (X) any acquisition by the Company, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (Z) any acquisition by any Person pursuant to a transaction

-12- which complies with clauses (I), (II) and (III) of subsection (C) of this definition; (B) individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or (C) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Business Combination”); excluding, however, such a Business Combination pursuant to which (I) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (II) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled

-13- by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination and (III) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (D) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; provided that to the extent necessary to ensure compliance with the requirements of Section 409A, where applicable, an event described above shall be treated as a Change in Control only if it also constitutes or results in a change in ownership or control of the Company, or a change in ownership of assets of the Company, described in Section 409A. (iii) “Cause” shall mean: (A) If the Participant is party to an employment or similar agreement with the Company that contains a definition of “Cause,” that definition shall apply for purposes of the Plan. (B) Otherwise, “Cause” shall mean any (I) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (II) willful misconduct by the Participant which is materially injurious to the Company. For purposes of this definition of “Cause,” references to the “Company” shall include the acquiror or survivor (or an affiliate of the acquiror or survivor) in the applicable Change in Control. (iv) “Good Reason” shall mean: (A) If the Participant is party to an employment or similar agreement with the Company that contains a definition of

-14- “Good Reason,” that definition shall apply for purposes of the Plan. (B) Otherwise, “Good Reason” shall mean any significant diminution in the Participant’s duties, authority, or responsibilities from and after such Change in Control, as the case may be, or any material reduction in the base compensation payable to the Participant from and after such Change in Control, as the case may be, or the relocation of the location at which the Participant principally works to a location that is greater than 50 miles from its location immediately prior to such Change in Control, in each case where such diminution, reduction, or relocation is caused by the Company. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason unless (I) the Participant gives the Company the notice of termination no more than 90 days after the initial existence of such event or circumstance, (II) such event or circumstance has not been fully corrected and the Participant has not been reasonably compensated for any losses or damages resulting therefrom within 30 days of the Company’s receipt of such notice and (III) the Participant’s termination of Employment occurs within six months following the Company’s receipt of such notice. For purposes of this definition of “Good Reason,” reference to the “Company” shall include the acquiror or survivor (or an affiliate of the acquiror or survivor) in the applicable Change in Control. (v) “Employment” shall mean a Participant’s employment or other service relationship with the Company and its subsidiaries. Employment will be deemed to continue, unless the Board expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 2 to the Company or its subsidiaries. If a Participant’s employment or other service relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary, the Participant’s Employment will be deemed to have terminated when the entity ceases to be subsidiary of the Company unless the Participant transfers Employment to the Company or its remaining subsidiaries. (2) Effect on Awards. (i) Covered Transactions. Except as otherwise provided in an Award and subject to the provisions of Section 10(b)(2)(ii) in the case of a Covered Transaction that also qualifies as a Change in Control, the

-15- following provisions shall apply in the event of a Covered Transaction: (A) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor. (B) Cash-Out of Awards. If the Covered Transaction is one in which holders of C o m m o n Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Board may provide for payment (a “cash-out”), with respect to some or all Awards, equal in the case of each affected Award to the excess, if any, of (A) the fair market value of one share of Common Stock (as determined by the Board in its reasonable discretion) times the number of shares of Common Stock subject to the Award, over (B) the aggregate exercise or purchase price, if any, under the Award (in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Common Stock) and other terms, and subject to such conditions, as the Board determines. (C) Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, each Award requiring exercise will become fully exercisable, each Award of Restricted Stock will become fully vested and the delivery of shares of Common Stock deliverable under each outstanding award of RSUs, Performance Awards (to the extent consisting of RSUs) and Other Stock-Based Awards will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a shareholder in the Covered Transaction. (D) Termination of Awards Upon Consummation of Covered Transaction. Each Award (unless assumed or substituted pursuant to Section 10(b)(2)(i)(A) above), other than outstanding shares of Restricted Stock (which shall be

-16- treated in the same manner as other shares of Common Stock, subject to Section 10(b)(2)(i)(E) below), will terminate upon consummation of the Covered Transaction. (E) Additional Limitations. Any share of Common Stock delivered pursuant to Section 10(b)(2)(i)(A) or Section 10(b)(2)(i)(C) above with respect to an Award may, in the discretion of the Board, contain such restrictions, if any, as the Board deems appropriate to reflect any performance or other vesting conditions to which the Award was subject. In the case of Restricted Stock, the Board may require that any amounts delivered, exchanged or otherwise paid in respect of such Common Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Board deems appropriate to carry out the intent of the Plan. (ii) Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control: (A) Acceleration of Options and SARs; Effect on Other Awards. If, on or prior to the first anniversary of the consummation of the Change in Control, the Participant’s Employment with the Company is terminated for Good Reason by the Participant or is terminated without Cause by the Company, all Options and SARs outstanding as of the date such Change in Control is consummated and which are not then exercisable shall become exercisable to the full extent of the original grant, all shares of Restricted Stock, all RSUs and all Other Stock-Based Awards which are not otherwise vested shall vest, and Performance Awards granted hereunder shall vest to the extent set forth in the applicable Award agreement. (B) Restriction on Application of Plan Provisions Applicable in the Event of Termination of Employment. After a Change of Control, Options and SARs granted under Section 10(b)(2)(i)(A) as substitution for existing Awards shall remain exercisable following a termination of Employment (other than termination by reason of death, disability (as determined by the Company) or retirement (as defined in the Award)) for the lesser of (I) a period of seven (7) months, or (II) the period ending on the latest date on which such Option or SAR could otherwise have been exercised. (C) Restriction on Amendment. In connection with or following a Change in Control, the Board may not impose additional

-17- conditions upon exercise or otherwise amend or restrict any Award, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder. 11. General Provisions Applicable to Awards (a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company. (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. (c) Termination of Status. Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Employment (as defined in Section 10(b)(1)(v)), (i) each Award requiring exercise that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate, and (ii) all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited, except that: (1) subject to (2) and (3) below, all Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment with the Company, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months and (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 11(c), and will thereupon terminate; (2) all Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the

-18- Participant’s death and (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 11(c), and will thereupon terminate; and (3) all Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment with the Company will immediately terminate upon such cessation if the Board in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award. (d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by (or in a manner approved by) the Company) that exceeds the statutory minimum applicable withholding tax without material financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by (or in a manner approved by) the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. (e) Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Board may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the

-19- Participant’s rights under the Plan or (ii) the change is permitted under Section 10 or the foregoing sentence. (f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. (g) Dividend Equivalents. The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions (“Dividend Equivalents”) with respect to shares of Common Stock subject to an Award, provided that such Dividend Equivalents shall be subject to the same vesting and forfeiture provisions as the Award with respect to which they may be paid. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with the requirements of Section 409A to the extent applicable. 12. Miscellaneous (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued Employment. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award. (b) No Rights As Shareholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant shall agree to be bound by any clawback policy the Company has adopted or may adopt in the future, or any other compensation recovery requirements that the Company determines are necessary or appropriate to be applicable to such Award. (c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan, as amended and restated herein, is approved by the Company’s shareholders (such date on which the Company’s shareholders approve the Plan, as amended and restated herein, the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date. (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring shareholder approval of any Option or SAR repricing may be amended without shareholder

-20- approval; (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s shareholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon shareholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such shareholder approval. (e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement. (f) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the

-21- Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section. (g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith. (h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the Commonwealth of Massachusetts. In accepting an Award under the Plan, a Participant shall agree that the Award is granted by the Company, with respect to Common Stock issued by the Company, and that any claim with respect to the Award may only be raised against the Company in a court of competent jurisdiction in the Commonwealth of Massachusetts, regardless of whether the Participant is or was employed or engaged by the Company or a Subsidiary and regardless of the jurisdiction in which the Participant is or was employed or engaged.